EXHIBIT 99.2

Certification of Principal Executive Officer and Principal Financial Officer Regarding
Quarterly Report Containing Financial Statements Pursuant
to Rule 13a-14(b) Promulgated Under
The Securities Exchange Act of 1934 and 18 U.S.C. Section 1350

       I, Robert F. Gossett, Jr., the Principal Executive Officer and Principal Financial Officer of Corporate Realty Income Fund I, L.P. (the “Company”), in compliance with 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, hereby certify that, the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2006 (the “Report”) filed with the Securities and Exchange Commission:

       •      fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

       •      the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Robert F. Gossett, Jr.
Name:	Robert F. Gossett, Jr.
Date:	November 17, 2006